UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:  811-08039

Third Avenue Trust
(Exact name of registrant as specified in charter)

622 Third Avenue, 32nd Floor, New York, NY	10017
(Address of principal executive offices)	(Zip code)

W. James Hall III, General Counsel, 622 Third Avenue, New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-443-1021

Date of fiscal year end: September 30, 2018
Date of reporting period: December 31, 2017

The following N-Q relates only to the series (the “Fund”) of Third Avenue Trust (the “Trust”) listed below and does not relate to any series of the Trust with a different fiscal year and, therefore, different N-Q reporting requirements.  A separate N-Q will be filed for any series with a different fiscal year end, as appropriate.

Third Avenue Focused Credit Fund

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Fund’s schedule of investments is as follows:

THIRD AVENUE FOCUSED CREDIT FUND

Third Avenue Focused
Credit Fund

FIRST QUARTER REPORT
DECEMBER 31, 2017

THIRD AVENUE FUNDS

Privacy Policy

Third Avenue Focused Credit Fund (the “Fund”) respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Fund’s affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only to authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Proxy Voting Policies and Procedures

The Fund has delegated the voting of proxies relating to its voting securities to the Fund’s investment adviser pursuant to the adviser’s proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31 each year (i) without charge, upon request, by calling (800) 443- 1021, (ii) at the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov, and (iii) on the website www.thirdave.com.

Schedule of Portfolio Holdings—Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Third Avenue Trust

Third Avenue Focused Credit Fund
Portfolio of Investments
at December 31, 2017 (Unaudited)

Principal Amount‡		Security†	Value (Note 1)
Corporate Bonds - 58.13%
		Consumer Products - 58.13%
		Ideal Standard International S.A. (Luxembourg):
40,765,595	EUR	Series B, 11.750% Cash or 15.750% Payment-in-kind Interest, due 5/1/18 (a)(b)(c)(d)(e)	$48,912,453
50,760,125	EUR	Series C, 11.750% Cash or 17.750% Payment-in-kind Interest, due 5/1/18 (a)(b)(c)(d)(e)(f)	27,894,194
			76,806,647

		Media/Cable - 0.00%
25,043,351		iHeartCommunications, Inc., Escrow, due 2/1/21 (c)(e)(f)	—

		Total Corporate Bonds
		(Cost $109,156,409)	76,806,647

Term Loans - 0.02%
		Financials - 0.02%
23,311	EUR	Concrete Investment II, L.P. S.A.R.L., Term Loan, Tranche A2, 2.000% Cash or Payment-in-kind Interest, due 10/31/18 (Luxembourg)(c)(d)(e)(g)	27,970

		Total Term Loans
		(Cost $31,479)	27,970

Shares
Common Stocks - 2.17%
	Energy - 2.17%
53	Thunderbird Resources Equity, Inc. (c)(e)(h)	2,861,618

	Total Common Stocks
	(Cost $7,706,458)	2,861,618

Private Equities - 0.00%*
	Consumer Products - 0.00%*
1,451,633,736,282	Ideal Standard International Equity S.A. Alpecs (Luxembourg) (b)(c)(e)(f)(h)	1

	Total Private Equities
	(Cost $9,915,530)	1
See accompanying notes to the Portfolio of Investments.

Third Avenue Trust

Third Avenue Focused Credit Fund
Portfolio of Investments (continued)
at December 31, 2017 (Unaudited)

Principal Amount($)	Security†	Value (Note 1)
Short-Term Investments - 26.48%
	U.S. Government Obligations - 26.48%
35,000,000	U.S Treasury Bill, 1.191%, due 1/11/18 (i)	$34,986,117

	Total Short-Term Investments
	(Cost $34,986,117)	34,986,117

	Total Investment Portfolio - 86.80%
	(Cost $161,795,993)	114,682,353
	Other Assets less Liabilities - 13.20% (j)	17,434,976

	NET ASSETS - 100.00%	$132,117,329

	Institutional Class:
	Net assets applicable to 117,815,945 shares outstanding	$132,117,329
	Net asset value, offering and redemption price per share	$1.12

Notes:
(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Affiliated issuer - as defined in the Investment Company Act of 1940 (ownership by the Fund of 5% or more of the outstanding voting securities of these issuers).
(c)	Fair-valued security.
(d)	Payment-in-kind security. Income may be paid as additional securities or cash at the discretion of the issuer.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Security subject to restrictions on resale.

Shares/ Principal Amount[1]		Issuer	Acquisition Date	Cost	Market Value Per Unit
1,451,633,736,282		Ideal Standard International Equity S.A. Alpecs	10/31/14	$9,915,530	$0.00	[2]
50,760,125	EUR	Ideal Standard International S.A., Series C, 11.750% Cash or 17.750% Payment-in-kind Interest, due 5/1/18	10/31/14 - 11/1/17	59,697,800	54.95
25,043,351		iHeartCommunications, Inc., Escrow, due 2/1/21	12/30/16	—	0.00
EUR: Euro.
1) Denominated in U.S. Dollars unless otherwise noted.
2) Amount less than $0.01.
At December 31, 2017, these restricted securities had a total market value of $27,894,195 or 21.11% of net assets.
(g)	Variable rate security. The rate disclosed was in effect as of December 31, 2017.
(h)	Non-income producing security.
(i)	Annualized yield at date of purchase.
(j)	Includes restricted cash pledged to counterparty as collateral for forward foreign currency contracts.
‡	Denominated in U.S. Dollars unless otherwise noted.
†	U.S. issuer unless otherwise noted.
*	Amount represents less than 0.01% of net assets.
EUR: Euro.
See accompanying notes to the Portfolio of Investments.

Third Avenue Trust

Third Avenue Focused Credit Fund
Portfolio of Investments (continued)
at December 31, 2017 (Unaudited)

Country Concentration

% of Net Assets
Luxembourg	58.15%
United States**	28.65
Total	86.80%

**	Includes cash equivalents, classified as Short-Term Investments on the Portfolio of Investments.

Schedule of Forward Foreign Currency Contracts

Contracts to Sell	Counterparty	Settlement Date	Settlement Value	Value at 12/31/17	Unrealized Depreciation
50,000,000 EUR	JPMorgan Chase Bank, N.A.	1/25/18	$59,518,135	$60,091,541	$(573,406)

See accompanying notes to the Portfolio of Investments.

Third Avenue Trust

Third Avenue Focused Credit Fund
Notes to Portfolio of Investments
December 31, 2017 (Unaudited)

1.	SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:
Third Avenue Focused Credit Fund (the “Fund”) is a separate non-diversified (within the meaning of Section 5(b)(2) of the Investment Company Act of 1940) investment series of Third Avenue Trust (the “Trust”). The Trust, a Delaware business trust, is registered under the Investment Company Act of 1940 as an open-end management investment company. Third Avenue Management LLC (the “Adviser”) provides investment advisory services to the Fund.

On December 9, 2015, the Trust’s Board of Trustees (the “Board”) adopted a plan of liquidation (the “Plan of Liquidation”) for the Fund. Pursuant to the Plan of Liquidation, a cash distribution of $69 million (the “First Liquidating Distribution”) was paid to shareholders and the remaining assets of the Fund were contributed to a liquidating trust, FCF Liquidation Trust (the “Liquidating Trust”). Sales of Fund shares were terminated. Interests in the Liquidating Trust were then to be distributed in-kind to Fund shareholders. Subsequent to the Board’s adoption of the Plan of Liquidation, the Plan of Liquidation was modified (the “Modified Plan of Liquidation”). The First Liquidating Distribution was paid to Fund shareholders; however, pursuant to the Modified Plan of Liquidation, the remaining assets which had been contributed to the Liquidating Trust were returned to the Fund, the vehicle to liquidate the Fund’s remaining assets. Pursuant to an exemptive order issued by the SEC on December 16, 2015, all redemptions in the Fund are suspended and subscriptions to the Fund are not accepted, retroactive to December 10, 2015. Effective December 10, 2015, the Adviser has waived its investment advisory and administration fees from the Fund. The Fund is currently in liquidation.

Below is a summary of all liquidating distributions through December 31, 2017.

Record Date	Pay Date	Institutional Class Distribution Rate Per Share	Investor Class Distribution Rate Per Share		Approximate Cash Amount
12/9/15	12/16/15	$0.58613	$0.58613		$ 69 million
6/14/16	6/15/16	0.54362	0.54362		64 million
11/7/16	11/8/16	0.25463	N/A	*	30 million
11/28/16	11/29/16	1.18829	N/A	*	140 million
5/15/17	5/16/17	1.00000	N/A	*	118 million
7/11/17	7/12/17	1.00000	N/A	*	118 million
10/24/17	10/25/17	0.42439	N/A	*	50 million

*	On August 26, 2016, the Fund combined share classes so that all shares of the Investor share class were converted into shares of the Institutional share class.

Third Avenue Trust

Third Avenue Focused Credit Fund
Notes to Portfolio of Investments (continued)
December 31, 2017 (Unaudited)

Accounting policies:
The policies described below are followed consistently by the Fund and are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 946-Investment Companies, which is part of U.S. GAAP.

Security valuation:
Generally, the Fund’s investments are valued at market value. Securities traded on a principal stock exchange, including The NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last quoted sales price, the NASDAQ official closing price, or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. In accordance with procedures approved by the Board, debt instruments with maturities greater than 60 days, including floating rate loan securities, are valued on the basis of prices obtained from a pricing service approved by the Board or otherwise pursuant to policies and procedures approved by the Board. Forward foreign currency contracts are valued independently by service providers based on pricing models using the forward rate and are marked-to-market daily. Short-term cash investments are valued at cost, plus accrued interest, which approximates market value. Short-term debt securities with 60 days or less to maturity may be valued at amortized cost.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value determinations (and oversight of third parties used in valuation determinations), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

Securities for which market quotations are not readily available are valued at “fair value,” as determined in good faith by the Committee as authorized by the Board, under policies and procedures approved by the Board. At December 31, 2017, such securities had a total fair value of $79,696,236, or 60.32% of the Fund’s net assets. Among the factors that may be considered by the Committee in determining fair value are: prior trades in the security in question, trades in similar securities of the same or other issuers, the type of security, trading in marketable securities of the same issuer, the financial condition of the issuer, comparable multiples of similar issuers, the operating results of the issuer and liquidation value of the issuer. See Fair Value Measurements below for additional detail on fair value measurements for financial reporting purposes. The fair values determined in accordance with these policies and procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Instability in the high yield and distressed credit market, which varies over time, makes it more difficult to obtain market quotations on certain securities owned by the Fund.

Third Avenue Trust

Third Avenue Focused Credit Fund
Notes to Portfolio of Investments (continued)
December 31, 2017 (Unaudited)

Fair value measurements:
In accordance with FASB ASC 820-10, Fair Value Measurements and Disclosures, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active; and

•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Third Avenue Trust

Third Avenue Focused Credit Fund
Notes to Portfolio of Investments (continued)
December 31, 2017 (Unaudited)

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common Stocks) —Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated prices received from independent pricing services or brokers that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Government Obligations— U.S. Government obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask prices. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Government issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Government obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds—Corporate bonds are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services or brokers using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services or brokers based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Third Avenue Trust

Third Avenue Focused Credit Fund
Notes to Portfolio of Investments (continued)
December 31, 2017 (Unaudited)

Term Loans—Term loans are valued by independent pricing services based on the average of evaluated quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. Inputs may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. To the extent that these inputs are observable, the values of term loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a Summary by Level of Inputs used to value the Fund’s investments as of December 31, 2017:

Level 2: Other Significant Observable Inputs†
Investments in Securities:
Short-Term Investments:
U.S. Government Obligations	$34,986,117
Total for Level 2 Securities	34,986,117
Level 3: Significant Unobservable Inputs
Investments in Securities:
Common Stocks:
Energy	2,861,618
Corporate Bonds	76,806,647 *
Term Loans	27,970
Private Equities:
Consumer Products	1
Total for Level 3 Securities	79,696,236
Total Value of Investments	$114,682,353
Investments in Other Financial Instruments:
Level 2: Other Significant Observable Inputs
Forward Foreign Currency Contracts - Liabilities	$(573,406)
Total Value or Appreciation/(Depreciation) of Other Financial Instruments
$(573,406)

†	There were no securities that were transferred from Level 1 to Level 2.
*	Includes investments fair valued at zero.

Transfers from Level 1 to Level 2, or from Level 2 to Level 1, are recorded utilizing values as of the beginning of the period.

Third Avenue Trust

Third Avenue Focused Credit Fund
Notes to Portfolio of Investments (continued)
December 31, 2017 (Unaudited)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Corporate Bonds		Term Loans	Common Stocks & Warrants	Private Equities	Total
Balance as of 9/30/17 (fair value)
Consumer Products	$86,497,313		$-	$-	$1	$86,497,314
Energy	-		-	5,673,656	-	5,673,656
Financials	-		27,413	-	-	27,413
Media/Cable	-	*	-	-	-	-
Sales
Energy	-		-	(848,565)	-	(848,565)
Bond discount/(premium)
Consumer Products	1,127,869		-	-	-	1,127,869
Payment-in-kind
Consumer Products	6,865,459		-	-	-	6,865,459
Financials	-		139	-	-	139
Net change in unrealized gain/(loss)
Consumer Products	(17,683,994)		-	-	-	(17,683,994)
Energy	-		-	10,248,742	-	10,248,742
Financials	-		418	-	-	418
Net realized gain/(loss)
Energy	-		-	(12,212,215)	-	(12,212,215)
Balance as of 12/31/17 (fair value)
Consumer Products	76,806,647		-	-	1	76,806,648
Energy	-		-	2,861,618	-	2,861,618
Financials	-		27,970	-	-	27,970
Media/Cable	-	*	-	-	-	-
Total	$76,806,647		$27,970	$2,861,618	$1	$79,696,236
Net change in unrealized gain/(loss) related to securities still held as of December 31, 2017:	$(17,683,994)		$418	$96,390	$-	$(17,587,186)

*	Includes investments fair valued at zero

Third Avenue Trust

Third Avenue Focused Credit Fund
Notes to Portfolio of Investments (continued)
December 31, 2017 (Unaudited)

Quantitative Information about Level 3 Fair Value Measurements
(amounts in thousands)

	Fair Value at 12/31/17	Valuation Technique(s)	Unobservable Input(s)	Multiple(s)
Corporate Bonds	$76,807	Market Comparable Companies	Enterprise Multiple	9.20x
Common Stocks	2,861	Market Comparable Companies	Enterprise Multiple	5.75x
Other (a)	28
	$79,696

(a)	Includes securities less than 0.50% of net assets of the Fund.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement.

Security transactions and investment income:
Security transactions are accounted for on a trade date basis.

Foreign currency translation and foreign investments:
The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

•	Investments and assets and liabilities denominated in foreign currencies: At the prevailing rates of exchange on the valuation date.

•	Investment transactions: At the prevailing rates of exchange on the date of such transactions.

Payment-in-kind securities (“PIKs”):
PIKs may make a payment at each interest payment date in additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty” price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable.

Third Avenue Trust

Third Avenue Focused Credit Fund
Notes to Portfolio of Investments (continued)
December 31, 2017 (Unaudited)

Term loans:
The Fund’s investments in loans typically are structured and administered by a third party entity (the “Agent”) that acts on behalf of a group of lenders that make or hold interests in the loan. These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate (LIBOR), or the prime rate offered by one or more major United States banks, or the certificate of deposit rate.

These securities are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of term loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on December 31, 2017.

Forward foreign currency contracts:
The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore may use forward foreign currency contracts to hedge or manage these exposures. The change in market value is included in unrealized appreciation/(depreciation) on forward foreign currency contracts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

During the period ended December 31, 2017, the Fund used forward foreign currency contracts for hedging foreign currency risks.

2.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Third Avenue Trust

Third Avenue Focused Credit Fund
Notes to Portfolio of Investments (continued)
December 31, 2017 (Unaudited)

The Fund had an agreement with a third party whereby the Fund was to pay a fee to the third party for their assistance with the sale of Fund’s assets under certain circumstances. During the period ended December 31, 2017, the Fund paid related fees of $283K to this third party. The agreement was terminated during the quarter ended December 31, 2017 and no future payments under the agreement are expected to be made.

3.	SUBSEQUENT EVENTS

As of December 31, 2017, the Ideal Standard positions were valued pursuant to an enterprise valuation methodology. The valuation methodology was subsequently adjusted to reflect the receipt of an offer to purchase the Fund’s Ideal Standard holdings and other additional developments at Ideal Standard on February 7, 2018. This valuation change resulted in a decrease of $0.61 to the Fund’s net asset value.

For additional information regarding the accounting policies of the Fund, refer to the most recent financial statements in the N-CSR filing at www.sec.gov.

BOARD OF TRUSTEES
William E. Chapman, II
Lucinda Franks
Edward J. Kaier
Eric Rakowski
Patrick Reinkemeyer
Charles C. Walden — Chairman

Martin Shubik — Advisory Trustee
Martin J. Whitman — Chairman Emeritus

OFFICERS
W. James Hall III — President, General Counsel, Secretary
Michael A. Buono — Chief Financial Officer, Treasurer
Joseph J. Reardon — Chief Compliance Officer

TRANSFER AGENT
BNY Mellon Investment Servicing (U.S.) Inc.
P.O. Box 9802
Providence, RI 02940-8002
610-239-4600
800-443-1021 (toll-free)

INVESTMENT ADVISER
Third Avenue Management LLC
622 Third Avenue
New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

CUSTODIAN
JPMorgan Chase Bank, N.A.
383 Madison Avenue, 4th Floor
New York, NY 10179

Item 2. Controls and Procedures.

(a)
The Trust's principal executive officer and principal financial officer have evaluated the Trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) within 90 days of this filing and have concluded that the Trust's disclosure controls and procedures (required by Rule 30a-3(b) under the Act) are reasonably designed to ensure that information required to be disclosed by the Trust in this Form N-Q is recorded, processed, summarized, and reported within the required time periods and that information required to be disclosed by the Trust in the report that it files or submits on Form N-Q is accumulated and communicated to the Trust's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)
The Trust's principal executive officer and principal financial officer are aware of no changes in the Trust's internal control over financial reporting that occurred during the Trust's most recently ended fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications of the Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Third Avenue Trust

By:	/s/ W. James Hall

Name:	W. James Hall

Title:	Principal Executive Officer

Date:	February 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ W. James Hall

Name:	W. James Hall

Title:	Principal Executive Officer

Date:	February 27, 2018

By:	/s/ Michael A. Buono

Name:	Michael A. Buono

Title:	Principal Financial Officer

Date:	February 27, 2018